Exhibit 10.26


                              THREE PARTY MEMORANDUM



	This Agreement is entered into as of June 30 1995, by and between Microtel Franchise and Development Corporations ("Microtel"), Stonehurst Capital Inc. ("Stonehurst") and Essex Investment Group, Inc. ("Essex")


                                   RECITALS

	Microtel and S&E Hospitality Partnership entered into and Exclusive Development Agreement, dated September 30, 1991, (the"Development Agreement") which provided for the construction and development by S&E Hospitality Partnership of seventy-five (75) Microtel properties using the System of Microtel, within an exclusive territory defined in the Agreement in accordance with a development scheduled attached thereto. One property was developed thereunder in Allentown, Pa. Subsequently, as of March 10, 1994, these parties excuted a Termination Agreement which provided, among other things, for the preservation of certain financing rights and the permitted allocation of those rights to the partners.

	Stonehurst and Essex were the parties of S&E Hospitality Partnership. Pursuant to a separate agreement for the dissolution of S&E Hospitality Partnership, the 19 unused prepaid franchises were allocated four (4) to Stonehurst and fifteen (15) to Essex, and Essex agreed to pay Stonehurst $25,000 as its franchises were utilized. Essex has used one of its allocated franchises in Chattanooga, TN.

	In connection with certain other transactions being undertaken between the several parties, and for the consideration stated herein, the parties have agreed to modify their relationships stated herein as follows:

	1.	Microtel agrees to and hereby does purchase from Essex, and
Essex agrees to and hereby does sell and transfer to Microtel, the rights of Essex in and to its remaining fourteen (14) prepaid franchises, as established under the Development Agreement and allocated to Essex pursuant to the Termination Agreement and the separate agreement between Essex and Stonehurst, for the purchase price of $200,000. The consideration has been paid upon the execution hereof, and receipt is hereby acknowledged.

	2.	Essex agrees and hereby does tender and pay to Stonehurst the sum of $150,000, which Stonehurst accepts as payment in full of the obligation, in the amount of $250,000, running from Essex to Stonehurst pursuant to the separate agreement between Essex and Stonehurst. Stonehurst shall endorse as paid-in-full and return to Essex the Promissory Note or other documents representing this obligation.

	3.	The Termination Agreement and the separate agreement between
Essex and Stonehurst shall otherwise remain in full force and effect unamended.

	IN WITNESS WHEREOF, the parties hereto have executed this Agreement


					MICROTLE FRANCHISE AND
					DEVELOPMENT CORPORATION

					By:  /s/ E. Anthony Wilson
                                             ---------------------



					STONEHURST CAPITAL, INC.

					By:
                                             ---------------------


					ESSEX INVESTMENT GROUP,
					INC.

					By:  /s/ John Mooney
                                            ----------------------

	3.	The Termination Agreement and the separate
agreement between Essex and Stonehurst shall otherwise remain in full force and effect unamended.

	IN WITNESS WHEREOF, the parties hereto have executed this Agreement.



					MICROTEL FRANCHISE AND
					DEVELOPMENT CORPORATION


					By:  /s/ E. Anthony Wilson
                                        --------------------------

					STONEHURST CAPITAL, INC.



					By:  /s/ Arthur A. Gosnell
                                        --------------------------

					ESSEX INVESTMENT GROUP,
					INC.



                                        By:
					--------------------------